                                                                 Exhibit 99.a.10


                    Revised Earnings per Share Computation
                   Three and Six Months Ended June 30, 2000
                                  (Unaudited)

                                                               Three Months Ended June 30, 2000
                                                                                       Per Share
                                                              Income       Shares        Amount
----------------------------------------------------------------------------------------------------
Basic EPS                                                   (Thousands, except per share amounts)
          Income available for common stock                    $ 17,887       58,392
          Convertible preferred stock                             9,275       39,892
                                                           --------------------------
               Income available for common stock
               + assumed conversion of preferred stock         $ 27,162       98,284         $ 0.28
                                                           ==========================
          Further dilution from applying the "two-
          class" method                                                                       (0.05)
                                                                                     ---------------
          Basic earnings per share                                                           $ 0.23
                                                                                     ===============
Effect of other dilutive securities
          Options                                                     -            8
                                                           --------------------------
Diluted EPS
          Income available for common stock
             + assumed exercise of stock options               $ 27,162       98,292         $ 0.28
                                                           ==========================
          Further dilution from applying the "two-
          class" method                                                                       (0.05)
                                                                                     ---------------
          Diluted earnings per share                                                         $ 0.23
====================================================================================================

                                                                Six Months Ended June 30, 2000
                                                                                       Per Share
                                                              Income       Shares        Amount
----------------------------------------------------------------------------------------------------
Basic EPS                                                   (Thousands, except per share amounts)
          Income available for common stock                    $ 71,634       58,438
          Convertible preferred stock                            18,550       39,892
                                                           --------------------------
               Income available for common stock
               + assumed conversion of preferred stock         $ 90,184       98,330         $ 0.92
                                                           ==========================
          Further dilution from applying the "two-
          class" method                                                                       (0.16)
                                                                                     ---------------
          Basic earnings per share                                                           $ 0.76
                                                                                     ===============
Effect of other dilutive securities
          Options                                                     -            4
                                                           --------------------------
Diluted EPS
          Income available for common stock
             + assumed exercise of stock options               $ 90,184       98,334         $ 0.92
                                                           ==========================
          Further dilution from applying the "two-
          class" method                                                                       (0.16)
                                                                                     ---------------
          Diluted earnings per share                                                         $ 0.76
====================================================================================================